UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2017

Ohr Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On September 15, 2017, Ohr Pharmaceutical, Inc. (the "Company") filed a universal shelf registration statement on Form S-3 with the United States Securities and Exchange Commission ("SEC") to replace the Company's existing shelf registration statement whose effectiveness will expire in January 2018. The Company has no immediate plans to raise capital under the shelf registration statement and is not currently contemplating any type of offering.

When the shelf registration is declared effective by the SEC, the Company will have the option to offer and sell, from time to time in one or more future public offerings, various types of securities, including common stock, debt securities, warrants, rights, purchase contracts and units, up to a total dollar amount of $250 million. Specific terms and prices of any future offerings by the Company under the shelf registration statement will be established at the time of any such offering, and will be described in a prospectus supplement that the Company will file with the SEC.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of any of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

A copy of the prospectus included in the registration statement may be obtained on the SEC’s web site at www.sec.gov. In addition, when available, copies of the prospectus, and any applicable prospectus supplement relating to a particular offering, may be obtained by contacting Ohr Pharmaceutical, Inc., Attention: Sam Backenroth, 800 Third Avenue, 11th Floor, New York, NY.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statement whether as a result of new information, future events or otherwise. The Company's actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including its ability to raise sufficient funds to perform and conclude clinical trials, the financial resources available to it, the ability to negotiate and conclude a strategic partnership, the future success of its scientific studies, its ability to successfully develop products, rapid technological change in its markets, changes in demand for its future products, legislative, regulatory and competitive developments, and general economic conditions. Shareholders and prospective investors are cautioned that no assurance of the efficacy of pharmaceutical products can be claimed or assured until final testing; and no assurance or warranty can be made that the FDA will approve final testing or marketing of any pharmaceutical product. The Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q discuss some of the important risk factors that may affect its business, results of operations and financial condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC
(Registrant)

Date: September 15, 2017	By:	/s/ Samuel Backenroth
Samuel Backenroth
Chief Financial Officer